Investor Presentation

Assumption of Deposits and Assets of
Cooperative Bank from the FDIC

Effective June 19, 2009

Forward-looking Statements

    This presentation contains statements that could be deemed forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which statements are inherently subject to risks and uncertainties.  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Such statements are often characterized by the use of qualifying words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” or other statements concerning opinions or judgments of First Bancorp (the “Company”) and its management about future events.  Factors that could influence the accuracy of such forward- looking statements include, but are not limited to, the financial success or changing strategies of the Company’s customers, the Company’s level of success in integrating acquisitions, actions of government regulators, the level of market interest rates, and general economic conditions.  For additional information about the factors that could affect the matters discussed in this paragraph, see the “Risk Factors” section of the Company’s most recent report on Form 10-K.

Transaction Rationale

Unique opportunity to acquire substantially all of the assets and deposits of
Cooperative Bank from the FDIC under a loss sharing arrangement

Last sizable entry target into the coastal Wilmington MSA - 6th in Market Share

Improves FBNC scale by adding up to 24 branch locations

New accounting rules (FAS 141R) allow for a bargain purchase amount to be recorded as a gain - effectively creating a self capitalizing transaction.  Pro forma total risk-
based capital ratio expected to be in the range of 11.5% to 12.0%, significantly above well-capitalized status.

Pro forma tangible common equity to tangible assets ratio is expected to be in the 5.2% - 5.5% range

Loss sharing arrangement provides significant protection on the acquired loan and foreclosed real estate portfolio.  The transaction structure results in immediate loss sharing with the FDIC (see page 5 for detail).

The transaction is expected to be immediately accretive to earnings per share and tangible book value per share.

Cooperative Bank Overview

Assets - approximately $959 million in assets

$830 million of loans under loss-share agreement

$107 million of securities and cash

$22 million of other assets (includes foreclosed real estate)

Liabilities - approximately $862 million in liabilities

$703 million in deposits

$154 million in secured borrowings

$5 million in other liabilities

24 branch locations

Transaction Structure

0% deposit premium

Some core deposit premium intangible may be recorded after fair market value accounting applied

$123 million discount on the assets

Loss-sharing agreement with FDIC

$0 First Loss Position for FBNC

Loss-sharing with the FDIC will be immediate

80% FDIC / 20% FBNC up to $303 million in loan and foreclosed real estate losses

95% FDIC / 5% FBNC above $303 million in loan and foreclosed real estate losses

90 Day option to purchase property & equipment or assume leases

Some branch overlap will lead to consolidation

FBNC required by agreement to provide services in every market currently served for at least one year

Initial Accounting Impact - Estimates

   Expected after-tax gain is sufficient to capitalize transaction

   Exact amount of gain yet to be determined and above amounts are subject to change

Assets acquired =

$

959 million

Cash received from FDIC at closing =

+

26 million

Estimated loan losses =

-

307 million

FDIC loss reimbursement =

+

246 million

   Net assets purchased =

924 million

Liabilities assumed =

862 million

Negative fair market value adjustments which

increase liabilities =

+

7 million

Liabilities assumed =

869 million

Gain - pretax

$

  55 million

Estimated one-time gain in Q2 2009 of approximately $50-$60 million pre-tax ($1.83 –

$2.20 after-tax EPS effect)

Excess of fair market value of acquired assets over assumed liabilities results in gain

Discount Reconciliation – Preliminary Estimates

The discount bid of $123 million can be allocated as follows:

$61 million of loan losses to be absorbed by FBNC (out of total estimated losses of $307 million)

Expected loan losses to be recorded as part of purchase accounting adjustments – no negative future impact to FBNC’s income statement unless losses exceed $307 million

$7 million in purchase accounting adjustments

$55 million pre-tax gain recorded at closing

Note:  All amounts above are preliminary estimates and subject to change.

(in millions)

Total

FDIC
Portion

FBNC
Portion

Estimated Loan Losses

$   307

246

61

Purchase Accounting Fair Market
    Value Adjustments - Estimated

Gain - Estimated

55

Total Discount

$        123

V I R G I N I A
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FIRST BANCORP

Markets - Combined Branch Locations

First Bancorp

Former Cooperative Bankshares

Source: MapPoint and SNL Financial.